UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Filana Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-49105	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6801 N Capital of Texas Highway, Building 1; Suite 300
Austin, Texas 78731
(Address of principal executive offices, including zip code)

(512) 501-2444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FLNA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 11, 2026, at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Filana Therapeutics, Inc. (the “Company”), the stockholders of the Company approved Amendment No. 2 to the Company’s 2018 Omnibus Incentive Plan (as amended, the “2018 Plan”). A summary of key changes to the 2018 Plan follows:

●	Increasing the authorized number of shares issuable thereunder by 4,000,000 shares (from 5,000,000 to 9,000,000 authorized shares).

●	Extending the term of the Plan by two years, through and until January 31, 2030.

●	Explicitly prohibiting repricing, replacing, or cash‑out of stock options or SARs without stockholder approval.

●	Decreasing the maximum annual limit on compensation to non‑employee directors, expressed in both shares and dollar value, and

●	Decreasing the maximum annual limit on equity awards to individuals granted during any single fiscal year.

For more information on the amendment, please see the related proposal in the Proxy Statement (as defined in Item 5.07 below).

The foregoing description of the 2018 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of the Company was held at approximately 8:30 a.m. Central Time on June 11, 2026, pursuant to the Notice of Annual Meeting of Stockholders dated April 29, 2026 and duly delivered to all Company stockholders of record as of April 21, 2026. Of the 48,307,896 shares of the Company’s common stock entitled to vote at the 2026 Annual Meeting, 24,559,776 shares, or approximately 51%, were represented at the 2026 Annual Meeting virtually or by proxy, constituting a quorum. At the 2026 Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”). The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal One – Three (3) nominees for election or re-election to the Board of Directors were elected to serve for a three-year term, and until their successors are duly elected and qualified, based upon the following votes:

Director	For	Withheld	Broker Non-Vote
Richard J. Barry	8,851,285	1,564,191	14,144,300
Pierre Gravier	9,069,595	1,345,881	14,144,300
Claude Nicaise, M.D.	8,924,355	1,491,121	14,144,300

Proposal Two – An amendment to the Company’s 2018 Omnibus Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non -Vote
8,427,565	1,869,290	118,621	14,144,300

Proposal Three – The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026, was ratified based upon the following votes:

For	Against	Abstain
22,671,610	1,408,513	479,653

Proposal Four – The 2025 executive compensation for the Company’s named executive officers was approved, on a non-binding advisory vote, based upon the following votes:

For	Against	Abstain	Broker Non -Vote
7,487,142	2,827,840	100,494	14,144,300

9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Filana Therapeutics, Inc. 2018 Omnibus Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FILANA THERAPEUTICS, INC.
a Delaware corporation

Date: June 15, 2026
	By:	/s/ ERIC J. SCHOEN
Eric J. Schoen
Chief Financial Officer